UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

December 16, 2009 (December 14, 2009)

(Date of earliest event reported)

GEOKINETICS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33460	94-1690082
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1500 CityWest Blvd., Suite 800

Houston, Texas, 77042

(Address of principal executive offices)

(713) 850-7600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On December 14, 2009, Geokinetics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with RBC Capital Markets Corporation, as representative of the several underwriters named therein (collectively, the “Underwriters”), providing for the offer and sale in a firm commitment offering of 4,000,000 shares of the Company’s common stock, par value $0.01 (the “Common Shares”), at a public offering price of $9.25 per Common Share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 600,000 additional Common Shares at the same price. The offer and sale of the Common Shares is registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (File No. 333-160268), which was declared effective by the Securities and Exchange Commission on August 25, 2009. The Company expects the transaction to close on or about December 18, 2009.

In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Form 8-K and is incorporated herein by reference.

SECTION 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On December 14, 2009, the Company issued a press release announcing that it priced the offering of the 4,000,000 Common Shares. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SECTION 8 — Other Events

Item 8.01. Other Events.

The opinion of Haynes and Boone, LLP, issued to the Company regarding the validity of the Common Shares is attached as Exhibit 5.1 hereto and is incorporated herein by reference.

SECTION 9 — Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits.

(d)	Exhibits:

1.1	Underwriting Agreement dated as of December 14, 2009, among Geokinetics Inc. and RBC Capital Markets Corporation, as representative of the several underwriters named therein.

5.1	Opinion of Haynes and Boone, LLP.

99.1	Press Release dated December 14, 2009, regarding pricing of public offering of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEOKINETICS INC.

December 16, 2009	By:	/s/ Scott A. McCurdy
Scott A. McCurdy
Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

1.1	Underwriting Agreement dated as of December 14, 2009, among Geokinetics Inc. and RBC Capital Markets Corporation, as representative of the several underwriters named therein.

5.1	Opinion of Haynes and Boone, LLP.

99.1	Press Release dated December 14, 2009, regarding pricing of public offering of common stock.